UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 17, 2009
                                                          ---------------
                               CAPE BANCORP, INC.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)

    Maryland                               001-33934            26-1294270
-----------------------------        --------------------       ----------
(State or Other Jurisdiction)        (Commission File No.)   (I.R.S. Employer
      of Incorporation)                                      Identification No.)


225 North Main Street, Cape May Courthouse, New Jersey              08210
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (609) 465-5600
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.02   Termination of a Material Definitive Agreement

     On August 17, 2009, the Registrant terminated the Agreement, dated February 9, 2009, by and among the Registrant, James J. Lynch ("Lynch"), and Patriot
Financial Partners, L.P. ("Patriot"), a private equity fund which owns approximately 6.6% of the Registrant's common stock. Lynch, who is a general partner and principal of Patriot, is, and remains, a director of the Registrant and of Cape Bank, the Registrant's wholly owned savings bank subsidiary (the "Bank").

     The terms of the Agreement were previously disclosed in, and the Agreement was filed as an exhibit to, the Registrant's Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 10, 2009.

     The parties determined that the Agreement was no longer necessary and, as a result, mutually agreed to its termination. There were no penalties incurred by the Registrant as a result of the termination of the Agreement.

Item 7.01   Regulation FD Disclosure

     On July 21, 2009, the Bank received non-objection from the Office of Thrift Supervision, the Bank's primary federal regulator, to make a capital distribution in an amount of $4.0 million to the Registrant. If and when received, the Registrant would be permitted to use the capital distribution funds to pay dividends to its shareholders, to repurchase shares of its common stock, or for any other general corporate purpose.

Item 9.01.  Financial Statements and Exhibits

            (a)  Financial Statements of Businesses Acquired. Not applicable

            (b)  Pro Forma Financial Information.  Not Applicable

            (c)  Shell Company Transactions. Not Applicable

            (d)  Exhibits. Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            CAPE BANCORP, INC.



DATE:  August 19, 2009                      By: /s/ Michael D. Devlin
                                                --------------------------------
                                                Michael D. Devlin
                                                Chief Executive Officer